SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 Date of Report:
                                February 28, 2003

                        CIT HOME EQUITY LOAN TRUST 2002-2
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                            (Commission File Number)
                                    333-65554

                        (IRS Employer Identification No.)


                    c/o The CIT Group/Consumer Finance, Inc.
                                   1 CIT Drive
                             Livingston, New Jersey
                                   07039-0491

               Registrants' telephone number, including area code:
                                 (973) 740-5000

                                       N/A
          (Former name or former address, if changed since last report)

Item 5. Other Events

CIT HOME EQUITY LOAN TRUST 2002-2
MONTHLY SERVICE REPORT
COLLECTION PERIOD:                              28-Feb-03
PAYMENT DATE:                                   25-Mar-03
DETERMINATION DATE:                             20-Mar-03

The monthly distributions were made to holders of asset backed notes issued by CIT Home Equity Loan Trust 2002-2on: March 25, 2003

Item 7. Financial Statements and Exhibits

(c.)  Exhibits.

      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K. Exhibit No. 20.1 Monthly Servicer Report

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. CIT Home Equity Loan Trust 2002-2

By:  JPMorgan Chase Bank, as Trustee
By:  Kevin Crombie

Name:  Kevin Crombie
Title: Assistant Vice President/Relationship Manager
Dated:
March 26, 2003

Exhibits No. 20.1:

                        CIT Home Equity Loan Trust 2002-2
            Home Equity Loan Asset Backed Certificates, Series 2002-2
                          Master Servicer's Certificate

                                                     Due Period    2/28/2003
                                             Determination Date    3/20/2003
                                              Distribution Date    3/25/2003


I Available in Certificate Account

Principal collected on Mortgage Loans                              19,095,436.86
All Liquidation Proceeds with respect to Principal                     59,116.05
Recoveries on previously Liquidated Mortgages with
  respect to Principal                                                      0.00
Principal portion of Purchase Price on Repurchased
  Mortgage Loans                                                            0.00
Substitution Adjustment with respect to Principal                           0.00
                                                                   -------------

         Principal Distribution Amount                             19,154,552.91

Interest collected on Mortgage Loans                                5,473,664.02
Interest portion of Purchase Price on Repurchased
  Mortgage Loans                                                            0.00
Recoveries on previously Liquidated Mortgages with
  respect to Interest                                                       0.00
Substitution Adjustment with respect to Interest                            0.00
Master Servicer Monthly Advances (net of Compensating
  Interest)                                                           986,163.22
Reimbursement of previous months Servicer Advances                   -522,930.35
Compensating Interest                                                   4,190.48
Investment Earnings on Certificate Account                                  0.00
                                                                   -------------
         Interest Remittance Amount                                 5,941,087.37

Amount not Required to be deposited                                         0.00

         Total available in the Certificate Account                25,095,640.28


II Distributions                                Per $ 1,000          Amount
                                                -----------          ------

1.   Aggregate Class AF Distribution            30.72411280       17,878,361.24

2.   Aggregate Class A-IO Distribution          4.16666667           791,000.00

3.   Aggregate Class MF-1 Distribution          4.99166677           165,523.67

4.   Aggregate Class MF-2 Distribution          5.32500000           141,272.25

5.   Aggregate Class BF Distribution            5.69166667           122,598.50

6.   Aggregate Class AV Distribution            19.93834594        5,228,033.69

7.   Aggregate Class MV-1 Distribution          1.54486111            30,588.25

8.   Aggregate Class MV-2 Distribution          2.01930579            35,196.50

9.   Aggregate Class BV Distribution            2.55597246            44,550.60

10.  Aggregate Class X-IO Distribution          0.00000000                 0.00

11.  Aggregate Class R Distribution 0.00

12.  Aggregate Master Servicer Distribution                          658,515.58
                                                                  -------------
           Total Distributions =                                  25,095,640.28


III  Certificate Class Balances                      Factor %       Amount
                                                     --------       ------

      Opening Senior Class A Certificate Balances as reported in prior Monthly Master Servicer
      Report for Group I Certificates:

          (a)  Class AF-1A                            76.484     445,066,014.00

          (b) Class A-IO (Notional Amount)                       189,840,000.00

      Opening Subordinated Class MF & BF
      Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group I
      Certificates:

          (a)  Class MF-1                            100.000      33,160,000.00
          (b)  Class MF-2                            100.000      26,530,000.00
          (c)  Class BF                              100.000      21,540,000.00
                                                                  -------------
                                                                  81,230,000.00

      Opening Senior Class AV Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group II
      Certificates:

          (a)  Class AV                             81.61730     214,008,742.86

      Opening Subordinated Class MV & BV
      Certificate Balances as reported in prior
      Monthly Master Servicer Report for Group II
      Certificates:

          b)  Class MV-1                             100.0000     19,800,000.00
          c)  Class MV-2                             100.0000     17,430,000.00
          d)  Class BV                               100.0000     17,430,000.00
                                                                  -------------
                                                                  54,660,000.00

IV   Principal Distribution Amount

1(a). Basic Principal Amount                            No.          Amount
                                                      -------      ------------
          (a)  Stated principal collected                          1,897,326.32
          (b)  Principal Prepayments                    202       17,198,110.54
          (c)  Liquidation Proceeds                                   59,116.05
          (d)  Repurchased Mortgage Loans                 0                0.00
          (e)  Substitution Adjustment related
               to Principal                                                0.00
          (f)  Recoveries on previously Liquidated
               Mortgages with respect to Principal                         0.00
                                                               -----------------
                         Total Principal Distribution             19,154,552.91

1(b). Subordination Increase Amount                                1,878,253.47

2(a). Class AF Principal Distribution Amount for Group I Certificates:

                                                    Per $ 1,000
                                                    ------------
          1  Class AF                                 27.620      16,072,135.00

2(b). Class MF & BF Principal Distribution Amount Group I Certificates:

          1   Class MF-1                                0.00               0.00
          2.  Class MF-2                                0.00               0.00
          3.  Class BF                                  0.00               0.00
2(c). Class AV Principal Distribution Amount Group II Certificates:

          1.   Class AV                          18.91869639      4,960,671.38

2(d). Class AV Principal Distribution Amount Group II Certificates:

          1.  Class MV-1                            0.000000              0.00
          2.  Class MV-2                            0.000000              0.00
          3.  Class BV                              0.000000              0.00

2(e) Class M Applied Realized Loss for Group I Certificates:

          1   Class MF-1                                0.00              0.00
          2.  Class MF-2                                0.00              0.00
          3.  Class BF                                  0.00              0.00

2(f) Class B Applied Realized Loss for Group II Certificates:

          1.  Class MV-1                          0.00000000              0.00
          2.  Class MV-2                          0.00000000              0.00
          3.  Class BV                            0.00000000              0.00



                                                   Factor %            Amount
                                                  ----------         -----------

   Ending Senior Class A Certificate Balances after distributions of principal in this Monthly Master Servicer Report for Group I
   Certificates:

          (a)  Class AF-1A                       73.72295566%   428,993,879.00

          (b) Class A-IO (Notional Amount)                      189,840,000.00


   Ending Subordinated Class MF & BF
   Certificate Balances after distributions of principal in this Monthly Master
   Servicer Report Group I Certificates:

          (a)  Class MF-1                       100.00000000%    33,160,000.00
          (b)  Class MF-2                       100.00000000%    26,530,000.00
          (c)  Class BF                         100.00000000%    21,540,000.00
                                                                 -------------
                                                                 81,230,000.00

   Ending Senior Class AV Certificate
   Balances after distributions of principal in this Monthly Master Servicer Report for
   Group II Certificates:

          (a)  Class AV                          79.72543819%   209,048,071.48

   Ending Subordinated Class MV & BV
   Certificate Balances after distributions of principal in this Monthly Master
   Servicer Report for Group II Certificates:

          (b)  Class MV-1                       100.00000000%     19,800,000.00
          (c)  Class MV-2                       100.00000000%     17,430,000.00
          (d)  Class BV                         100.00000000%     17,430,000.00
                                                                  -------------
                                                                  54,660,000.00

V   Interest Distribution Amount

    Fixed Rate Certificates

          (b)  Fixed Rate Certificates
               applicable Pass-Through Rate

                     1. Class AF-1A                 4.87000%
                     2. Class A-IO                  5.00000%
                     9. Class MF-1                  5.99000%
                    10. Class MF-2                  6.39000%
                    11. Class BF                    6.83000%

Variable Rate Certificates

          (b) LIBOR Rate 1.33625%

                    1. Class AV                     1.60625%
                    2. Class MV-1                   1.98625%
                    3. Class MV-2                   2.59625%
                    4. Class BV                     3.28625%


INTEREST REMITTANCE AMOUNT
   1.  Interest collected on Mortgage Loans     5,473,664.02
   2.  Interest advanced on Mortgage Loans        463,232.87
   3.  Compensating Interest on Mortgage Loans      4,190.48
   4.  Substitution Adjustment interest                 0.00
   5.  Purchase Price interest on repurchased
       accounts                                         0.00
   6.  Liquidation Proceeds interest portion            0.00
   7.  Recoveries on previously Liquidated
       Mortgages with respect to Interest               0.00
               TOTAL INTEREST REMITTANCE AMOUNT                    5,941,087.37

   Current Interest Requirement

       1. Class AF-1A @ applicable Pass-Through Rate              1,806,226.24
       2. Class A-IO @ applicable Pass-Through Rate                  791,000.00
       3. Class MF-1 @ applicable Pass-Through Rate                  165,523.67
       4. Class MF-2 @ applicable Pass-Through Rate                  141,272.25
       5. Class BF @ applicable Pass-Through Rate                    122,598.50
       6. Class AV @ applicable Pass-Through Rate                    267,362.31
       7. Class MV-1 @ applicable Pass-Through Rate                   30,588.25
       8. Class MV-2 @ applicable Pass-Through Rate                   35,196.50
       9. Class BV  @ applicable Pass-Through Rate                    44,550.60

  Interest Carry Forward Amount

        1. Class AF-1A                                  0.00
        2. Class A-IO                                   0.00
        3. Class MF-1                                   0.00
        4. Class MF-2                                   0.00
        5. Class BF                                     0.00
        6. Class AV                                     0.00
        7. Class MV-1                                   0.00
        8. Class MV-2                                   0.00
        9. Class BV                                     0.00
       10. Class X-IO                                   0.00

  Certificates Interest Distribution Amount
                                                 Per $ 1,000
                                                 -----------
       1. Class AF-1A                              3.10401485      1,806,226.24
       2. Class A-IO                               4.16666667        791,000.00
       3. Class MF-1                               4.99166677        165,523.67
       4. Class MF-2                               5.32500000        141,272.25
       5. Class BF                                 5.69166667        122,598.50
       6. Class AV                                 1.01964956        267,362.31
       7. Class MV-1                               1.54486111         30,588.25
       8. Class MV-2                               2.01930579         35,196.50
       9. Class BV                                 2.55597246         44,550.60
                                                                   ------------
                                                                   3,404,318.32
VI Credit Enhancement Information


                                                                   Group I         Group II         Total
                                                                   -------         --------         -----
       (a)  Senior Enhancement Percentage                            18.19%             23.83%            42.03%

       (b)  Overcollateralization Amount:

            1. Opening Overcollateralization Amount            12,341,591.91     10,773,517.11     23,115,109.02
            2. Ending Overcollateralization Amount             14,153,205.78     10,773,517.11     24,926,722.89
            3. Targeted Overcollateralization Amount           15,252,032.86     10,773,517.11     26,025,549.97
            4. Subordination Deficiency                         1,098,827.08              0.00      1,098,827.08
            5. Overcollateralization Release Amount                     0.00              0.00              0.00

VII  Trigger Information

       1.  (a)  60+ Delinquency  Percentage                            3.92%            2.94%
           (b)  Delinquency Event in effect
                (Group I > 50% or Group II > 40%) ?                       NO               NO

       2.  (a) Cumulative Loss Percentage                              0.06%            0.01%
           (b) Applicable Loss Percentage for current Distribution     2.25%            3.25%
           (c) Cumulative Loss Trigger Event in effect                    NO               NO

VIII  Pool Information                                    No.         Amount
                                                      ---------     -----------

       (a) Closing Mortgage Loan Principal Balance:
               1.  Fixed Rate                           7,085    524,377,084.78
               2.  Adjustable Rate                      2,427    274,481,588.59

                       Total Closing Mortgage
                        Loan Principal Balance:          9,512   798,858,673.37

       (b)  Balloon Mortgage Loans
               1.  Fixed Rate                             229     17,797,103.44
               2.  Adjustable Rate                          0              0.00

                       Total Closing Mortgage Loan
                        Principal Balance:                229     17,797,103.44

       (c) Weighted Average Mortgage Rate:
               1.  Fixed Rate                                            9.413%
               2.  Adjustable Rate                                       8.092%

                       Total Weighted Average
                        Mortgage Rate                                    8.959%

       (d) Weighted Average Net Mortgage Rate:
               1.  Fixed Rate                                            8.908%
               2.  Adjustable Rate                                       7.602%

       (e) Weighted Average Remaining Maturity:
               1.  Fixed Rate                                            291.22
               2.  Adjustable Rate                                       343.91

       (f) Weighted Average Original Maturity:
               1.  Fixed Rate                                            315.00
               2.  Adjustable Rate                                       359.00


IX  Delinquency Information                                      No.               %              Amount
                                                             ------------     ------------   ----------------
     A.  Fixed Rate Mortgage Loans:
             (a)  Delinquent Contracts:
                     1.    31 - 59 Day Accounts                  294             3.84%         20,159,429.46
                     2.    60 - 89 Day Accounts                   95             1.37%          7,179,881.46
                     3.    90+  Day Accounts                     163             2.45%         12,847,529.09

             (b)  Mortgage Loans - In Foreclosure                 91             1.22%          6,394,844.59
             (c)  REO Property Accounts                           28             0.37%          1,955,415.73

     B.  Adjustable Rate Mortgage Loans:
             (a)  Delinquent Contracts:
                     1.    31 - 59 Day Accounts                   82             2.96%          8,127,634.57
                     2.    60 - 89 Day Accounts                   35             1.15%          3,166,554.57
                     3.    90+  Day Accounts                      46             1.41%          3,865,081.25

             (b)  Mortgage Loans - In Foreclosure                 39             1.00%          2,733,780.94
             (c)  REO Property Accounts                           14             0.40%          1,109,112.81

     C.  Total For All Mortgage Loans
             (a) Delinquent Contracts:
                     1.    31 - 59 Day Accounts                  376             3.54%         28,287,064.03
                     2.    60 - 89 Day Accounts                  130             1.30%         10,346,436.03
                     3.    90+  Day Accounts                     209             2.09%         16,712,610.34

             (b)  Mortgage Loans - In Foreclosure                130             1.14%          9,128,625.53
             (c)  REO Property Accounts                           42             0.38%          3,064,528.54


X  Realized Losses                                                No.                               Amount
                                                              -----------                         ----------
     1.   a)   Gross Realized Losses during the period            3                               125,755.65

          (b)  Realized Losses during the period
                 1. Group I                                                                        32,202.39
                 2. Group II                                                                       34,437.21
                                                                                                ------------
                          Total                                                                    66,639.60

          (c)  Cumulative Gross Realized Losses                                                 1,116,317.65

          (d)  Cumulative Realized Losses
                     1. Group I                                                                   385,004.28
                     2. Group II                                                                   34,437.21

                              Total                                                               419,441.49

          (e)  Cumulative Applied Realized Losses

                     i.   Class MF-1                                                                    0.00
                     ii.  Class MV-1                                                                    0.00
                     iii. Class MF-2                                                                    0.00
                     iv.  Class MV-2                                                                    0.00
                     v.   Class BF                                                                      0.00
                     vi.  Class BV                                                                      0.00

XI   Miscellaneous Information

     1.   (a)  Monthly Master Servicer Fee

                 i.   Monthly Servicing Fee                                                       340,866.62
                ii.   Mortgage Fees                                                               317,648.96
                iii.  Mortgage Insurance Premium Reimbursement                                          0.00
                iv.  Certificate Account Investment Earnings                                            0.00

          (b)  Amount of prior unpaid Master Servicing Fees paid
               with this distribution                                                                   0.00

          (c)  Total Master Servicing Fees paid with this
               distribution                                                                       658,515.58

          (d)  Amount of unpaid Master Servicing Fees as of
               this distribution                                                                        0.00


     2.   (a)  Opening Master Servicer Advance Balance                                          6,308,767.43

          (b)  Current Advance (exclusive of Compensating
               Interest)                                                                          986,163.22

          (c)  Reimbursement of prior Master Servicer Advances                                   (522,930.35)
                                                                                                -------------

          (d)  Ending Master Servicer Advance Balance                                           6,772,000.30


     3. Current period Compensating Interest 4,190.48


     4. (a) Stepdown Date in effect ? NO